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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 3, 1998

                           EASTGROUP PROPERTIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    MARYLAND
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION

        1-7094                                          13-2711135
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(Commission File Number)                      (IRS Employer Identification No.)

                              300 ONE JACKSON PLACE
                             188 EAST CAPITOL STREET
                                 P.O. BOX 22728
                               JACKSON, MISSISSIPPI         39225-2728
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    (Address of principal executive offices)                (Zip Code)

                 Registrant's telephone number (601) 354-3555



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         (Former name or former address, if changed since last report)

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                                   Form 8-K
                          EastGroup Properties, Inc.

Item 1.           Description of Registrant's Securities to be Registered.

         On December 3, 1998, the Board of Directors of EastGroup Properties, Inc. (the "Company") adopted a shareholder rights plan. On December 3, 1998, the Board of Directors of the Company declared a dividend distribution of one Right for each outstanding share of the Company's common stock, par value $0.0001 per share (the "Common Stock"), to stockholders of record at the close of business on December 28, 1998. Each Right entitles the registered holder to purchase from the Company one one-thousandth (1/1,000) of a share of Series C Preferred Stock, par value $0.0001 per share (the "Preferred Stock"), at a Purchase Price of $70 per one one-thousandth (1/1,000) of a share, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Harris Trust and Savings Bank, as Rights Agent (the "Rights Agent"). Also, each share of Common Stock issued after December 28, 1998 and before the Distribution Date (defined below) will receive one Right, and each share of the Company's Series B Cumulative Convertible Preferred Stock, $0.0001 par value ("Series B Preferred Stock") issued after December 28, 1998 will receive 1.1364 Rights.

         Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock or Series B Preferred Stock upon the earlier of (i) ten business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15 percent or more of the outstanding shares of Common Stock or the Company has determined that a Person is an Adverse Person (the "Stock Acquisition Date"), (ii) ten business days (or such later date as the Board of Directors determines) following the commencement of a tender or exchange offer that would result in a person or group beneficially owning 15 percent or more of such outstanding shares of Common Stock, or (iii) ten business days after the Board of Directors declares that a person or group of affiliated or associated persons (an "Adverse Person") owns a substantial percentage of the outstanding Common Stock (not less than 9.8 percent) and determines that such person's ownership (a) is intended to cause pressure on the Company to take action or enter into a transaction or series of transactions intended to provide such person with short-term financial gain under circumstances where the best long-term interests of the Company and its stockholders would not be served by such action or transactions at that time or (b) is causing or is reasonably likely to cause a material adverse impact on the business or prospects of the Company (including but not limited to, jeopardization of the Company's status as a real estate investment trust under the Internal Revenue Code of 1986, as amended; impairment of relationships with the Company's tenants, customers, lenders, providers of financial and other services, or regulators; or impairment of the Company's ability to maintain its competitive position). The date the Rights separate is referred to as the "Distribution Date."

         Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock or Series B Preferred Stock certificates and will be transferred with and only with such certificates, (ii) new Common Stock or Series B Preferred Stock certificates issued after December 28, 1998 will contain a notation incorporating the Rights Agreement by reference,



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and (iii) the surrender for transfer of any certificates for Common Stock or
Series B Preferred Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock or Series B Preferred Stock represented by such certificates. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on December 3, 2008, unless earlier redeemed by the Company as described below.

         In the event that (i) the Company is the surviving corporation in a merger or other business combination with an Acquiring Person or an Adverse Person (or any associate or affiliate thereof) and its Common Stock remains outstanding and unchanged, (ii) any person shall acquire beneficial ownership of more than 15 percent of the outstanding shares of Common Stock except pursuant to certain consolidations or mergers involving the Company or sales or transfers of the combined assets, cash flow or earning power of the Company and its subsidiaries, or (iii) there occurs a reclassification of securities, a recapitalization of the Company or any of certain business combinations or other transactions (other than certain consolidations and mergers involving the Company and sales or transfer of the combined assets, cash flow or earning power of the Company and its subsidiaries) involving the Company or any of its subsidiaries which has the effect of increasing by more than one percent the proportionate share of any class of the outstanding equity securities of the Company or any of its subsidiaries beneficially owned by an Acquiring Person or an Adverse Person (or any associate or affiliate thereof), then each holder of a Right (other than the Acquiring Person or Adverse Person and certain related parties) will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right. However, Rights are not exercisable following the occurrence of any of the events described above until such time as the Rights are no longer redeemable by the Company as described below. Notwithstanding any of the foregoing, following the occurrence of any of the events described in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or Adverse Person will be null and void.

         For example, at a Purchase Price of $70 per Right, each Right not owned by an Acquiring Person or an Adverse Person (or by certain related parties or transferees thereof) following an event set forth in the preceding paragraph would entitle its holder to purchase $140 worth of Common Stock (or other consideration, as noted above) for $70. Assuming that the Common Stock had a per share market price of $20 at such time, the holder of each valid Right would be entitled to purchase seven shares of Common Stock for $70.





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         In the event that, at any time following the Stock Acquisition Date,
(i) the Company enters into a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company is the surviving corporation in a consolidation, merger or similar transaction pursuant to which all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) more than 50 percent of the combined assets, cash flow or earning power of the Company and its subsidiaries is sold or transferred (in each case other than certain consolidations with, mergers with and into, or sales of assets, cash flow or earning power by or to subsidiaries of the Company as specified in the Rights Agreement), then each holder of a Right (except Rights which previously have been voided as set forth above) will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the Purchase Price of the Right. The events described in this paragraph and in the second preceding paragraph are referred to as the "Triggering Events."

         The Purchase Price payable, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or securities convertible into Preferred Stock at less than the current market price of the Preferred Stock, if applicable, or
(iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash (excluding regular quarterly cash dividends), assets (other than dividends payable in Preferred Stock), or subscription rights or warrants (other than those referred to in (ii) immediately above).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent of the Purchase Price. No fractional shares of Preferred Stock are required to be issued (other than fractions which are integral multiples of 1/1,000 of a share of Preferred Stock) and, in lieu thereof, the Company may make an adjustment in cash based on the market price of the Preferred Stock, if applicable, on the trading date immediately prior to the date of exercise.

         At any time after any person or group becomes an Acquiring Person or an Adverse Person and prior to the acquisition by such person or group of 50 percent or more of the outstanding shares of Common Stock, the Board of Directors of the Company may, without payment of the Purchase Price by the holder, exchange the Rights (other than Rights owned by such person or group, which will become void), in whole or in part, for shares of Common Stock at an exchange ratio of one-half the number of shares of Common Stock (or in certain circumstances Preferred Stock) for which a Right is exercisable immediately prior to the time of the Company's decision to exchange the Rights (subject to adjustment).

         At any time until ten business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (payable in cash, shares of Common Stock or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors ordering



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redemption of the Rights, the Rights will terminate and the holders of Rights only right will be to receive the $0.0001 redemption price.

         EastGroup has entered into an agreement with Five Arrows Realty Securities II L.L.C. ("Five Arrows") pursuant to which EastGroup may issue and sell to Five Arrows up to 2,800,000 shares of Series B Preferred Stock (which would be convertible into 3,181,920 shares of Common Stock). There are currently no shares of Series B Preferred Stock outstanding. Five Arrows will not be deemed to be either an Acquiring Person for purposes of the 15 percent threshold or, an Adverse Person for purposes of the 9.8 percent threshold, solely as a result of its ownership of Series B Preferred Stock or the Common Stock it may acquire on the conversion of Series B Preferred Stock.


         Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date; provided, that any amendments after the Stock Acquisition Date must be approved by a majority of the Disinterested Directors and that no amendment to adjust the time period governing redemption can be made at such time as the Rights are not redeemable. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, inconsistency or defect, to make changes that do not adversely affect the interest of holders of Rights (excluding the interest of any Acquiring Person or Adverse Person), or to shorten or lengthen any time period under the Rights Agreement; provided, that any amendments after the Stock Acquisition Date must be approved by a majority of the Disinterested Directors.

         The term "Disinterested Director" means any member of the Board of Directors of the Company who was a member of the Board prior to the date of the Rights Agreement, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Disinterested Directors, but it does not include an Acquiring Person or an Adverse Person, or an affiliate or associate of an Acquiring Person or an Adverse Person or any representative of the foregoing entities.

         Until a Right is exercised, the holder thereof will have no rights as a stockholder of the Company associated with the Rights, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of an acquiring company as set forth or in the event that the Rights are redeemed.



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Item 7.           Financial Statements and Exhibits.

(c)      Exhibits

         4 Rights Agreement, dated as of December 3, 1998, by and between EastGroup Properties, Inc. and Harris Trust and Savings Bank, as Rights Agent (incorporated by reference to the Registrant's Form 8-A filed December 9, 1998).

         99 Press Release dated December 3, 1998 (incorporated by reference to the Registrant's Form 8-A filed December 9,
                  1998).





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 8, 1998

                                        EASTGROUP PROPERTIES, INC.


                                        By: /s/ N. Keith McKey
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                                               N. Keith McKey, CPA
                                               Executive Vice President,
                                               Chief Financial Officer, and
                                               Secretary









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